UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2011 (February 24, 2011)

The NASDAQ OMX Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-32651	52-1165937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Liberty Plaza, New York, New York		10006
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: +1 212 401 8700

No change since last report

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Directors

(1) On February 17, 2011, The NASDAQ OMX Group, Inc. (“NASDAQ OMX”) appointed Börje Ekholm to its board of directors effective immediately.

(2) Mr. Ekholm was appointed to the board pursuant to the stockholders’ agreement, dated as of December 16, 2010, between NASDAQ OMX and Investor AB. Under this agreement, as long as Investor AB beneficially owns at least 5% of the outstanding NASDAQ OMX common stock, Investor AB is entitled to propose for nomination one director for election to NASDAQ OMX’s board of directors. NASDAQ OMX agreed to use its reasonable best efforts to cause the nominee proposed by Investor AB to be elected to the board of directors and appointed to a committee of the board reasonably agreed by NASDAQ OMX and Investor AB.

(3) Mr. Ekholm was appointed to the Finance Committee of NASDAQ OMX’s board of directors.

(4) Relating to the appointment of Mr. Ekholm, the description entitled “Stockholders’ Agreement” under Item 1.01 of NASDAQ OMX’s Form 8-K dated December 21, 2010 is incorporated by reference herein.

In addition, Mr. Ekholm is the President and Chief Executive Officer of Investor AB, an industrial holding company that invests in other companies in the ordinary course of business. One of Investor AB’s portfolio companies is Skandinaviska Enskilda Banken AB (“SEB”), a financial services company, which is a lender under NASDAQ OMX’s credit facilities and a customer of NASDAQ OMX. During the fiscal year ended December 31, 2010, NASDAQ OMX paid SEB approximately $46 million in principal payments, interest payments and other fees under its credit facilities and approximately $4 million in fees relating to other financing transactions. During the fiscal year ended December 31, 2010, SEB paid NASDAQ OMX approximately $23 million for trading, market data and other services in the ordinary course of business.

(5) Mr. Ekholm will be compensated in accordance with NASDAQ OMX’s board compensation policy.

A copy of the press release announcing Mr. Ekholm’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

99.1	Press release dated February 23, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2011	The NASDAQ OMX Group, Inc.

	By:	/S/ EDWARD S. KNIGHT
Edward S. Knight
Executive Vice President and General Counsel